                                                                EXHIBIT 10.26a

                       ADDENDUM TO DISTRIBUTION AGREEMENT

                                    BETWEEN

                  LA TIMES, A DIVISION OF TIMES MIRROR COMPANY

                                      AND

                      INTELLIGENT INFORMATION INCORPORATED

                              DATED JULY 19, 1997

This Addendum to the Distribution Agreement between LA Times, a division of Times Mirror Company ("Provider") and Intelligent Information Incorporated ("Distributor") dated July 29, 1997 (the "Agreement") is made and entered into as of the 23rd day of August, 1999.


The Agreement is amended as follows:

Paragraph 6.a. of the Agreement is amended by adding the following sentence:
"Thereafter, the Agreement shall automatically renew for successive one (1) year Renewal Terms unless either party notifies the other party in writing of its election not to renew, at least ninety (90) days before the end of the Initial Term or any Renewal Term."

IN WITNESS WHEREOF, the parties have hereto hereby execute this Addendum as of the date set forth above.



LA TIMES                             INTELLIGENT INFORMATION INCORPORATED



----------------------------         --------------------------------
Authorized Signature                 Authorized III Signature


----------------------------         --------------------------------
Name                                 Name


----------------------------         --------------------------------
Title                                Title


----------------------------         --------------------------------
Date                                 Date